UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2007

Pemco Aviation Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13829	84-0985295
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1943 North 50th Street

Birmingham, Alabama 35212

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (205) 592-0011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On July 27, 2007, the registrant’s Chief Financial Officer after consultation with the Chairman of the registrant’s Audit Committee reached a conclusion that disclosure should be made to prevent future reliance on previously issued interim financial statements contained in the registrant’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007 and 2006 because such interim financial statements reflected the registrant’s Commercial Services Segment, or CSS, as a discontinued operation.

By way of background, the registrant’s original filing of its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007 had reflected the businesses comprising the CSS as discontinued operations because the registrant had previously engaged financial advisors to pursue a public offering or sale of its subsidiary, Pemco World Air Services, Inc., or PWAS, which comprises the CSS. On July 10, 2007, a stock purchase agreement was entered into between WAS Aviation Services, Inc., PWAS and the registrant for the sale of PWAS to WAS Aviation Services, Inc. Because the sale is contingent upon such stockholder approval, the registrant has determined that it is appropriate to present CSS in its continuing operations until stockholder approval is obtained for the sale. Consequently, the registrant will be submitting an amendment to its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007 in order to restate its unaudited consolidated financial statements and related disclosures to include CSS in its continuing operations.

An authorized officer of the registrant, its Chief Financial Officer, has discussed with Grant Thornton LLP the matters disclosed in this filing pursuant to this Item 4.02(a).

Additional Information Regarding The Transaction

This communication is not a solicitation of a proxy from any security holder of the registrant. The registrant has filed a preliminary proxy statement (“Proxy Statement”) with the Securities and Exchange Commission (“SEC”) in connection with the sale of PWAS and will file other information and documents concerning the sale and its business with the SEC. WE URGE INVESTORS TO REVIEW THE PROXY STATEMENT AND OTHER INFORMATION FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. These documents are available without charge on the SEC’s web site at www.sec.gov and may be obtained without charge from the SEC at telephone number 800-SEC-0330. INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING ANY VOTING DECISIONS.

The officers and directors of the registrant may have interests in the sale of PWAS, some of which may differ from, or may be in addition to, those of the stockholders of the registrant generally. A description of the interests that the officers and directors of the registrant have in the sale is available in the Proxy Statement.

In addition, the registrant, its officers, directors and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the registrant in favor of the sale of PWAS. Information about the officers and directors of the registrant and their ownership of the registrant’s securities is set forth in the Proxy Statement. Investors may obtain more detailed information concerning the registrant by reading the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2007	PEMCO AVIATION GROUP, INC.

	By:	/s/ Randall C. Shealy
Name: Randall C. Shealy
Title: Senior Vice President and Chief Financial Officer